--------------------------------------------------------------------------------
USLIFE INCOME FUND, INC.

2929 Allen Parkway

Houston, TX 77019

Dear Shareholder:

The year ending June 2001 was a volatile time for investors. The economic slowdown which began in early 2000 became more pronounced toward year end and the beginning of 2001. The Federal Reserve, which raised rates in early 2000, did a complete turn around with an unprecedented series of interest rate reductions beginning in January 2001 in an effort to pull the economy out of its doldrums. By the end of June, the Federal Funds Rate had dropped from 6.5% to 3.75%.

The market's reaction to the state of affairs has been mixed and explosive. During the last six months of 2000, corporate bonds performed poorly, especially in the high yield bond market. After the surprise 50 basis point cut by the Federal Reserve on January 3, 2001, the market rebounded slightly. However, the economy continued to demonstrate weakness throughout the first quarter and the high yield bond market posted negative returns for March following the NASDAQ, which fell nearly 1,200 points from its January high by the end of March. Fortunately, the investment grade bond marketplace responded positively to the easing of interest rates and performed well throughout the first quarter 2001. However corporate bonds performed less favorably in the second quarter 2001, especially in the high yield bond market with its greater exposure to the depressed technology sector.

The outlook for the corporate bond market going forward is somewhat uncertain. It is expected that the Federal Reserve will continue with one or two more interest rate cuts before year end, but that perception is already largely priced into the market. Concerns remain as to the timing and strength of a recovery in the economy, with expectations that the numerous interest rate reductions earlier in the year will stimulate a recovery in the fourth quarter but the recovery may in fact be delayed until well into 2002. The timing of a rebound in the economy and, in particular, the technology sector will be key elements in the returns we can look forward to for the balance of 2001. Currently, we believe that the recovery will begin modestly and become apparent late in the year. If this occurs, we believe both high yield and investment grade corporate bonds should respond positively.

The market price return for USLIFE Income Fund was 11.77% for the fiscal year ended June 30, 2001. The Fund's blended index benchmark, 50% Merrill Lynch High Yield U.S. Corporates, Cash Pay Index and 50% Merrill Lynch U.S. Corporate & Government Master Index, returned 6.59% for the year. The Merrill Lynch U.S. Corporate & Government Master Index returned 11.08% for the same period, while the Merrill Lynch High Yield U.S. Corporates, Cash Pay Index returned 2.10%. The Fund's Net Asset Value (NAV) return for the fiscal year was 4.41%, assuming reinvestment of dividends.

The Fund had 57.50% of its assets in investment grade issues and 42.50% of its assets in below investment grade issues on June 30, 2001. The Fund continues its investment objective of achieving a high level of current income for its shareholders.

Thank you for investing in USLIFE Income Fund. We look forward to serving your investment needs in the years ahead.

Sincerely,
/s/ Alice T. Kane
Alice T. Kane
President

                                                                               -

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
USLIFE Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of USLIFE Income Fund, Inc., as of June 30, 2001, and the related statement of operations for the year then ended, and the statements of changes in net assets, and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the three year period ended June 30, 1999 were audited by other auditors whose report dated July 29, 1999, expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of USLIFE Income Fund, Inc. at June 30, 2001, and the results of its operations, changes in its net assets, and financial highlights for each of the periods indicated above in conformity with accounting principles generally accepted in the United States.

                                        /s/ Ernst & Young LLP

Houston, Texas
August 1, 2001

-
2

--------------------------------------------------------------------------------
Schedule of Investments
June 30, 2001

 PAR VALUE                                                         MARKET VALUE
 ---------                                                         ------------

                  CORPORATE BONDS - 95.96%
                  AEROSPACE/DEFENSE - 0.95%
 $  500,000       Loral Corp., 7.00% due 09/15/23...............   $   466,660
                                                                   -----------

                  AIRLINES - 0.14%
    100,000       Atlas Air Worldwide Holdings, Inc., 9.25% due
                   04/15/08.....................................        70,000
                                                                   -----------

                  APPAREL & PRODUCTS - 0.97%
    275,000       Galey & Lord, Inc., 9.13% due 03/01/08........       126,500
    350,000       Shop At Home, Inc., 11.00% due 04/01/05.......       350,875
                                                                   -----------
                                                                       477,375
                                                                   -----------

                  AUTO - CARS - 0.77%
    500,000       Prestolite Electric, Inc., 9.63% due
                   02/01/08.....................................       375,000
                                                                   -----------

                  AUTO - ORIGINAL EQUIPMENT - 1.09%
    350,000       Dunlop Standard Aero Holdings, 11.88% due
                   05/15/09.....................................       371,875
    200,000       Stanadyne Automotive, 10.25% due 12/15/07.....       164,000
                                                                   -----------
                                                                       535,875
                                                                   -----------

                  AUTO - REPLACEMENT PARTS - 0.40%
     10,000 (/1/) Hayes Lemmerz International, Inc., 11.88% due
                   06/15/06
                   (Cost $9,954, purchased on 06/14/01).........         9,700
                  The Pep Boys - Manny, Moe & Jack:
     60,000        6.63% due 05/15/03...........................        53,400
    140,000        6.52% due 07/16/07...........................       133,700
                                                                   -----------
                                                                       196,800
                                                                   -----------

                  BANKS - 7.17%
  1,500,000 (/1/) Bank of Scotland, 7.00% due 11/29/49
                   (Cost $1,440,921, purchased on 07/12/99).....     1,477,637
    500,000       Colonial Bank, 9.38% due 06/01/11.............       509,265
  1,500,000       Zions Institutional Capital Trust A, 8.54% due
                   12/15/26.....................................     1,526,250
                                                                   -----------
                                                                     3,513,152
                                                                   -----------

                  BROADCASTING - 2.90%
    500,000       Charter Communications Holding, 10.75% due
                   10/01/09.....................................       518,750
    200,000       Cumulus Media, Inc., 10.38% due 07/01/08......       199,000
    400,000 (/2/) Frontiervision Holdings LP., 11.99% due
                   09/15/07.....................................       408,000
    200,000 (/1/) Salem Communications Holding Corp., 9.00% due
                   07/01/11
                   (Cost $200,000 purchased on 06/20/01)........       200,000
    100,000       Sinclair Broadcast Group, Inc., 9.00% due
                   07/15/07.....................................        96,000
                                                                   -----------
                                                                     1,421,750
                                                                   -----------


See accompanying notes to financial statements.

                                                                               -

--------------------------------------------------------------------------------
Schedule of Investments - continued
June 30, 2001

 PAR VALUE                                                         MARKET VALUE
 ---------                                                         ------------

                  BUILDING MATERIALS - 0.26%
 $  160,000       U.S. Industries, Inc., 7.13% due 10/15/03.....   $   128,000
                                                                   -----------

                  CHEMICAL - 0.24%
    150,000       Royster-Clark, Inc., 10.25% due 04/01/09......       119,250
                                                                   -----------

                  COMMERCIAL SERVICES - 0.40%
    200,000 (/1/) Integrated Electrical Services, 9.38% due
                   02/01/09
                   (Cost $193,360 purchased on 05/23/01)........       196,000
                                                                   -----------

                  CONSUMER FINANCE - 0.30%
    150,000       AmeriCredit Corp., 9.25% due 02/01/04.........       149,250
                                                                   -----------

                  CONTAINERS - 0.78%
    500,000       Packaged Ice, Inc., 9.75% due 02/01/05........       382,500
                                                                   -----------

                  DRUGS - 1.50%
    715,000 (/1/) ICN Pharmaceuticals, Inc., 8.75% due 11/15/08
                   (Cost $40,879, purchased on 11/20/00 &
                   11/21/00)....................................       732,874
                                                                   -----------

                  ELECTRIC EQUIPMENT - 0.43%
    200,000 (/1/) Avista Corp., 9.75% due 06/01/08
                   (Cost $198,642, purchased on 03/29/01).......       211,024
                                                                   -----------

                  ELECTRIC PRODUCTS - 1.79%
  1,000,000       ITT Industrial, Inc., 7.40% due 11/15/25......       876,610
                                                                   -----------

                  ELECTRIC INSTRUMENTS - 1.93%
  1,000,000       Arrow Electronics, Inc., 7.00% due 01/15/07...       922,530
     60,000       Metromedia Fiber Network, Inc. Series B,
                   10.00% due 11/15/08..........................        23,100
                                                                   -----------
                                                                       945,630
                                                                   -----------
                  ENTERTAINMENT - 3.07%
    250,000       AOL Time Warner, Inc., 6.13% due 04/15/06.....       249,298
    300,000 (/1/) Callahan Nordrhein-Westfalen, 14.00% due
                   07/15/10
                   (Cost $299,536, purchased on 10/20/00 -
                   12/19/00)....................................       246,000
    200,000       Cinemark USA, Inc., 9.63% due 08/01/08........       176,000
     50,000       Hollywood Casino Shreveport, 13.00% due
                   08/01/06.....................................        52,500
    100,000       MTS, Inc., 9.38% due 05/01/05.................        42,500
                  Pegasus Communications Corp.:
     90,000        9.75% due 12/01/06...........................        81,000
    175,000        9.63% due 10/15/05...........................       154,875
    500,000       Riviera Black Hawk, Inc., 13.00% due
                   05/01/05.....................................       500,000
                                                                   -----------
                                                                     1,502,173
                                                                   -----------

See accompanying notes to financial statements.

-
4

--------------------------------------------------------------------------------
Schedule of Investments - continued
June 30, 2001

 PAR VALUE                                                         MARKET VALUE
 ---------                                                         ------------

                 FINANCE COMPANIES - 0.52%
 $ 100,000 (/1/) Amerigas Partner, 10.00% due 04/15/06
                  (Cost $99,509, purchased on 03/28/01).........   $    99,906
   150,000 (/1/) Nexstar Finance, 12.00% due 04/01/08
                  (Cost $149,188, purchased on 04/23/01)........       156,000
                                                                   -----------
                                                                       255,906
                                                                   -----------

                 FINANCIAL SERVICES - 6.20%
 1,500,000       Doral Financial Corp., 8.50% due 07/08/04......     1,557,571
   200,000       La Branche & Co., Inc., 12.00% due 03/02/07....       223,000
   250,000       Ono Finance Plc., 13.00% due 05/01/09..........       187,500
 1,000,000       Royal & Sun Alliance Insurance, 8.95% due
                  10/15/29......................................     1,069,320
                                                                   -----------
                                                                     3,037,391
                                                                   -----------

                 FUNERAL SERVICES - 0.37%
   175,000 (/1/) Stewart Enterprises, Inc., 10.75% due 07/01/08
                  (Cost $177,223, purchased on 07/12/99 &
                  06/19/01).....................................       179,813
                                                                   -----------

                 HEALTHCARE - 1.89%
   250,000       EVENFLO CO INC., 11.75% due 08/15/06...........        86,875
   200,000       HealthSouth Corp., 10.75% due 10/01/08.........       215,500
   160,000       Iasis Healthcare Corp., 13.00% due 10/15/09....       169,600
   500,000       Universal Hospital Services, 10.25% due
                  03/01/08......................................       455,625
                                                                   -----------
                                                                       927,600
                                                                   -----------

                 HOMEBUILDER - 0.44%
   200,000       Lennar Corp., 9.95% due 05/01/10...............       215,000
                                                                   -----------

                 HOSPITAL MANAGEMENT - 0.51%
   250,000       Manor Care, Inc., 7.50% due 06/15/06...........       248,848
                                                                   -----------

                 HOSPITAL SUPPLIES - 0.27%
   150,000       Physician Sales & Service, 8.50% due 10/01/07..       133,500
                                                                   -----------

                 INFORMATION PROCESSING - DATA SERVICES - 1.38%
   500,000       Citizens Communications, Inc., 8.50% due
                  05/15/06......................................       513,481
           (/3/) Comdisco, Inc.:
    50,000        6.38% due 11/30/01............................        38,000
   150,000        6.13% due 08/01/01............................       117,000
   160,000 (/3/) PSInet Inc., 11.00% due 08/01/09...............        10,000
                                                                   -----------
                                                                       678,481
                                                                   -----------

                 INFORMATION PROCESSING - NETWORKING - 1.13%
   500,000       Concentric Network Corp., 12.75% due 12/15/07..       152,500
   400,000       Condor Systems, Inc., 11.88% due 05/01/09......       200,000
   200,000 (/1/) Mediacom Broadband LLC., 11.00% due 07/15/13
                  (Cost $200,000, purchased on 06/22/01)........       200,000
                                                                   -----------
                                                                       552,500
                                                                   -----------


See accompanying notes to financial statements.

                                                                               -

--------------------------------------------------------------------------------
Schedule of Investments - continued
June 30, 2001

 PAR VALUE                                                         MARKET VALUE
 ---------                                                         ------------

                  INSURANCE - LIFE - 0.20%
 $  100,000       Conseco, Inc., 10.75% due 06/15/08............   $    98,816
                                                                   -----------

                  INSURANCE - MULTILINE - 2.69%
  1,300,000 (/1/) Zurich Capital Trust, 8.38% due 06/01/37
                   (Cost $1,474,400, purchased on 11/20/97).....     1,316,380
                                                                   -----------

                  LEISURE TIME - 0.99%
    250,000       Hollywood Park, Inc., 9.25% due 02/15/07......       230,000
    250,000       Speedway Motorsports, 8.50% due 08/15/07......       255,000
                                                                   -----------
                                                                       485,000
                                                                   -----------

                  LODGING - 1.37%
                  Crown Castle International Holding:
    250,000        10.75% due 08/01/11..........................       237,500
     40,000 (/1/)  9.38% due 08/01/11 (Cost $40,000, purchased
                   on 05/10/01).................................        35,700
    150,000       HMH Properties, 7.88% due 08/01/08............       141,000
    250,000       Prime Hospitality Corp., 9.75% due 04/01/07...       255,000
                                                                   -----------
                                                                       669,200
                                                                   -----------

                  MACHINERY - CONSTRUCTION & CONTRACTS - 0.27%
    650,000 (/3/) Grove Worldwide LLC., 9.25% due 05/01/08......        13,000
    150,000       National Equipment Services, Inc., 10.00% due
                   11/30/04.....................................       117,000
                                                                   -----------
                                                                       130,000
                                                                   -----------

                  MEDICAL TECHNOLOGY - 0.25%
    125,000       Pharmerica, Inc., 8.38% due 04/01/08..........       121,250
                                                                   -----------

                  MERCHANDISE - DRUG - 1.18%
    150,000       Express Scripts, Inc., 9.63% due 06/15/09.....       162,375
                  Rite Aid Corp.:
    200,000 (/1/)  11.25% due 07/01/08 (Cost $200,000, purchased
                   on 06/20/01).................................       200,000
    290,000        6.88% due 08/15/13...........................       214,600
                                                                   -----------
                                                                       576,975
                                                                   -----------

                  MERCHANDISING - DEPARTMENT - 0.42%
    200,000       True Temper Sports, Inc., 10.88% due
                   12/01/08.....................................       204,250
                                                                   -----------

                  MERCHANDISING - FOOD - 0.31%
    150,000 (/1/) Fleming Companies, Inc., 10.13% due 04/01/08
                   (Cost $150,563, purchased on 03/09/01).......       153,750
                                                                   -----------

                  MERCHANDISING - MASS - 4.59%
  2,500,000       K Mart Funding, 9.44% due 07/01/18............     2,246,224
                                                                   -----------

See accompanying notes to financial statements.

-
6

--------------------------------------------------------------------------------
Schedule of Investments - continued
June 30, 2001

 PAR VALUE                                                         MARKET VALUE
 ---------                                                         ------------

                MERCHANDISE - SPECIALTY - 1.85%
 $1,000,000     American Greetings Corp., 6.10% due 08/01/28....   $   782,000
    125,000     BIG 5 Corp., 10.88% due 11/15/07................       122,656
                                                                   -----------
                                                                       904,656
                                                                   -----------

                METALS - COPPER - 2.02%
  1,000,000     Phelps Dodge Corp., 8.75% due 06/01/11..........       990,763
                                                                   -----------

                METALS - MISCELLANEOUS - 1.00%
    500,000     Inco Limited, 9.60% due 06/15/22................       489,035
                                                                   -----------

                METALS - STEEL - 0.77%
    200,000     AK Steel Corp., 7.88% due 02/15/09..............       193,000
    100,000     National Steel Corp., 9.88% due 03/01/09........        35,000
    150,000     Russel Metals, Inc., 10.00% due 06/01/09........       149,250
                                                                   -----------
                                                                       377,250
                                                                   -----------

                MISCELLANEOUS - 0.65%
    225,000     Koppers Industries, Inc., 9.88% due 12/01/07....       220,500
    100,000     Pierce Leahy, 8.13% due 05/15/08................        99,500
                                                                   -----------
                                                                       320,000
                                                                   -----------

                NATURAL GAS - DIVERSIFIED - 0.54%
    250,000     Leviathan Gas Pipeline Partner, 10.38% due
                 06/01/09.......................................       266,250
                                                                   -----------

                OIL - INTEGRATED DOMESTIC - 1.25%
    375,000     Tesoro Petroleum Corp., 9.00% due 07/01/08......       382,500
    200,000     USX-Marathon Group, 9.13% due 01/15/13..........       231,726
                                                                   -----------
                                                                       614,226
                                                                   -----------

                OIL - SERVICE - PRODUCTS - 0.51%
    250,000     Trico Marine Services, Inc., 8.50% due
                 08/01/05.......................................       248,125
                                                                   -----------

                OIL - SERVICES - 0.46%
     40,000     Grey Wolf, Inc., 8.88% due 07/01/07.............        40,500
    300,000     Unova, Inc., 6.88% due 03/15/05.................       186,000
                                                                   -----------
                                                                       226,500
                                                                   -----------

                OIL/GAS PRODUCERS - 2.01%
    195,000     Frontier Oil Corp., 11.75% due 11/15/09.........       208,650
    275,000     HS Resources, Inc., 9.25% due 11/15/06..........       288,188
    250,000     KCS Energy, Inc., 8.88% due 01/15/06............       222,500
     25,000     R & B Falcon Corp., 9.50% due 12/15/08..........        28,741
    220,000     Swift Energy Co., 10.25% due 08/01/09...........       235,400
                                                                   -----------
                                                                       983,479
                                                                   -----------

See accompanying notes to financial statements.

                                                                               -

--------------------------------------------------------------------------------
Schedule of Investments - continued
June 30, 2001

 PAR VALUE                                                         MARKET VALUE
 ---------                                                         ------------

                  PAPER/FOREST PRODUCTS - 6.90%
 $  225,000       Bear Island LLC, 10.00% due 12/01/07..........   $   211,500
  2,300,000       Boise Cascade Co., 7.99% due 09/13/13.........     2,072,852
    200,000       Buckeye Technologies, Inc., 8.50% due
                   12/15/05.....................................       198,500
    500,000       Georgia-Pacific Corp., 9.63% due 03/15/22.....       511,525
    400,000       Specialty Paperboard, 9.38% due 10/15/06......       387,000
                                                                   -----------
                                                                     3,381,377
                                                                   -----------

                  POLLUTION CONTROL - 0.57%
    270,000       Allied Waste North America, Inc., 10.00% due
                   08/01/09.....................................       277,425
  1,000,000 (/3/) Safety-Kleen Services, 9.25% due 06/01/08.....         1,000
                                                                   -----------
                                                                       278,425
                                                                   -----------

                  PUBLISHING - NEWS - 2.00%
  1,000,000       News America Holdings, 8.15% due 10/17/36.....       978,740
                                                                   -----------

                  RAILROAD - 1.88%
  1,000,000       Stagecoach Holdings, 8.63% due 11/15/09.......       920,510
                                                                   -----------

                  RESTAURANTS - 0.52%
     55,000       Perkins Family Restaurants, 10.13% due
                   12/15/07.....................................        52,250
    200,000       Tricon Global Restaurants, Inc., 8.88% due
                   04/15/11.....................................       204,500
                                                                   -----------
                                                                       256,750
                                                                   -----------

                  SAVINGS & LOAN - 2.97%
  1,200,000 (/1/) Ahmanson Capital Trust, 8.36% due 12/01/26
                   (Cost $1,246,174 purchased on 07/10/97)......     1,218,324
    250,000       Western Financial Savings, 8.88% due
                   08/01/07.....................................       236,875
                                                                   -----------
                                                                     1,455,199
                                                                   -----------

                  TELECOMMUNICATIONS - 10.80%
    150,000 (/3/) 360 Networks, Inc., 13.00% due 05/01/08.......         3,000
     90,000 (/1/) American Cellular Corp., 9.50% due 10/15/09
                   (Cost $89,656 purchased on 03/09/01).........        84,600
    300,000       Amphenol Corp., 9.88% due 05/15/07............       322,500
    100,000 (/1/) AT&T Wireless Services, 7.88% due 03/01/11
                   (Cost $99,760 purchased on 03/01/01).........       100,202
    400,000 (/2/) Benedek Communications, 13.25% due 05/15/06...       224,000
    260,000 (/1/) Ekabel Hessen, 14.50% due 09/01/10
                   (Cost $260,008, purchased on 09/14/00 &
                   12/19/00)....................................       200,200
    325,000       GCI, Inc., 9.75% due 08/01/07.................       318,500
    100,000       Global Crossing, 9.63% due 05/15/08...........        79,000
    500,000       Koninklijke KPN NV - ADR, 8.00% due 10/01/10..       479,535

See accompanying notes to financial statements.

-
8

--------------------------------------------------------------------------------
Schedule of Investments - continued
June 30, 2001

 PAR VALUE                                                         MARKET VALUE
 ---------                                                         ------------

                  TELECOMMUNICATIONS - Continued
 $  100,000       Level 3 Communications, Inc., 11.00% due
                   03/15/08.....................................   $    44,000
  1,000,000       Marconi Corp, PLC, 7.75% due 09/15/10.........       899,955
    150,000       Netia Holdings B.V., 10.25% due 11/01/07......        61,500
    250,000       Nextel Communications, Inc., 9.38% due
                   11/15/09.....................................       197,500
    170,000       Northland Cable Television, 10.25% due
                   11/15/07.....................................       119,213
    250,000 (/3/) Orbcomm Global, 14.00% due 08/15/04...........         2,500
    250,000       Telewest Communications, Plc., 11.00% due
                   10/01/07.....................................       210,625
    200,000       Triton Communications, 9.38% due 02/01/11.....       194,000
    500,000 (/1/) United Pan Europe, 11.25% due 02/01/10
                   (Cost $496,270, purchased on 01/14/00).......       185,000
    190,000       Versatel Telecom International, 13.25% due
                   05/15/08.....................................        72,200
    190,000       Voicestream Wireless Corp, 10.38% due
                   11/15/09.....................................       215,563
    250,000 (/1/) WCG Note Trust 8.25% due 03/15/04
                   (Cost $250,000 purchased on 03/22/01)........       249,462
    120,000       Williams Communications Group, 11.70% due
                   08/01/08.....................................        49,800
  1,000,000       WorldCom, Inc., 7.50% due 05/15/11............       973,320
                                                                   -----------
                                                                     5,286,175
                                                                   -----------

                  UTILITIES - ELECTRIC - 8.99%
                  AES Corp.:
     50,000        8.88% due 02/15/11...........................        48,750
    100,000        8.75% due 12/15/02...........................       101,000
    350,000        8.75% due 06/15/08...........................       343,875
    300,000       AES Drax Energy, Ltd., 11.50% due 08/30/10....       325,500
    900,000       Boston Edison, 8.25% due 09/15/22.............       894,447
    200,000       Calpine Canada, 8.50% due 05/01/08............       194,992
    865,000       Commonwealth Edison, 8.38% due 09/15/22.......       865,424
  1,000,000 (/1/) PSEG Energy Holdings, 8.50% due 06/15/11
                   (Cost $998,230 purchased on 06/27/01)........       998,230
    600,000       Toledo Edison MTNA, 9.22% due 12/15/21........       634,380
                                                                   -----------
                                                                     4,406,598
                                                                   -----------
                  UTILITIES - MISCELLANEOUS - 0.20%
    100,000       ESI Tractebel Acq. Corp., 7.99% due 12/30/11..        97,486
                                                                   -----------

                  TOTAL CORPORATE BONDS
                   (Cost $50,560,549)...........................    47,012,351
                                                                   -----------

                  PROMISSORY NOTE - 0.04%
                  HEALTHCARE
  1,720,000 (/3/) Kuala Healthcare, Inc., 6.00% due 08/31/03
                  (Cost $1,668,400).............................        17,200
                                                                   -----------


See accompanying notes to financial statements.

                                                                               -

--------------------------------------------------------------------------------
Schedule of Investments - continued
June 30, 2001

   NUMBER
 OF SHARES                                                         MARKET VALUE
 ---------                                                         ------------

                       WARRANTS - 0.11%
                       FINANCIAL SERVICES
      1,500 (/1/)(/4/) Ono Finance, Plc., expiring 05/31/09
                        (Cost $0 purchased on 11/04/99).........   $    52,500
                                                                   -----------
                       PREFERRED STOCK - 0.99%
                       BROADCASTING
      3,500            Adelphia Communications..................       343,000
      1,500            Sinclair Capital.........................       142,500
                                                                   -----------
                       (Cost $487,125)..........................       485,500
                                                                   -----------
 PAR VALUE
 ----------
                       SHORT-TERM INVESTMENTS - 1.27%
                       REPURCHASE AGREEMENT
 $  622,000            State Street Bank, 3.97% dated 06/29/01,
                        to be repurchased at $622,208 on
                        07/02/01, collateralized by Federal
                        Home Loan Notes, 6.45%, 04/29/09,
                        with a market value of $643,200
                        (Cost $622,000).........................       622,000
                                                                   -----------
                       TOTAL INVESTMENTS - 98.37% (Cost
                        $53,338,074)............................    48,189,551
                                                                   -----------
                       Other assets less liabilities - 1.63%....       800,429
                                                                   -----------
                       NET ASSETS - 100.00%.....................   $48,989,980
                                                                   -----------
             ---------------

            (/1/)      Securities exempt from registration under
                       Rule 144A of the Securities Act of 1933.
                       These securities may be sold in
                       transactions exempt from registration,
                       normally to qualified institutional
                       buyers. At June 30, 2001, the aggregate
                       value of these securities was $8,503,302
                       representing 17.36% of net assets.
            (/2/)      Security is a "step-up" bond where the
                       coupon rate increases or steps up at a
                       predetermined date. Rate shown reflects
                       the increased rate.
            (/3/)      Non-income producing--issuer filed for
                       protection under Federal Bankruptcy Code
                       or is in default of interest payments.
            (/4/)      Non-income producing security.

See accompanying notes to financial statements.

--
10

--------------------------------------------------------------------------------
Statement of Assets and Liabilities

June 30, 2001

ASSETS
Investments at market (See Note 1):
  (Cost $52,716,074)..............................................  $47,567,551
  Repurchase agreement (Cost $622,000)............................      622,000
Cash..............................................................          859
Receivable for investments sold...................................    1,169,034
Dividend and interest receivable..................................    1,139,371
Other assets......................................................       15,122
                                                                    -----------
   TOTAL ASSETS...................................................   50,513,937
                                                                    -----------

LIABILITIES
Payable for investments purchased.................................    1,224,787
Directors' deferred compensation..................................      184,282
Legal & audit fees................................................       26,801
Transfer agent fees...............................................       11,850
Report to shareholders............................................       24,399
Payable to affiliates:
  Advisory fees...................................................       33,116
  Accounting services.............................................       12,500
Other liabilities.................................................        6,222
                                                                    -----------
   TOTAL LIABILITIES..............................................    1,523,957
                                                                    -----------
NET ASSETS (equivalent to $8.65 per share on 5,663,892 shares out-
 standing)........................................................  $48,989,980
                                                                    -----------

NET ASSETS REPRESENTED BY:
Common stock, $1.00 par value
 (10,000,000 shares authorized; 5,663,892 shares outstanding).....  $ 5,663,892
Additional paid in capital........................................   52,577,714
Accumulated net realized loss on investments......................   (4,591,380)
Undistributed net investment income...............................      488,277
Unrealized depreciation on investments............................   (5,148,523)
                                                                    -----------
NET ASSETS........................................................  $48,989,980
                                                                    -----------


See accompanying notes to financial statements.

                                                                              --

--------------------------------------------------------------------------------
Statement of Operations

For the Year Ended June 30, 2001

INVESTMENT INCOME:
Interest........................................................... $ 4,851,145
Dividends..........................................................      49,859
                                                                    -----------
                                                                      4,901,004
                                                                    -----------

EXPENSES:
Advisory fees......................................................     349,267
Legal & audit fees.................................................      43,750
Transfer agent fees and expenses...................................      33,883
Treasury and secretarial services..................................      50,000
Directors' fees....................................................      58,469
Report to shareholders.............................................      39,343
New York Stock Exchange listing fees...............................      21,026
Interest on Directors' deferred compensation.......................      11,191
Custodian fees.....................................................       3,270
Proxy expenses.....................................................     280,000
Miscellaneous......................................................      16,454
                                                                    -----------
  Total expenses...................................................     906,653
                                                                    -----------
NET INVESTMENT INCOME..............................................   3,994,351
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments...................................  (2,913,272)
Net unrealized appreciation on investments.........................   1,152,798
                                                                    -----------
  Net realized and unrealized loss on investments..................  (1,760,474)
                                                                    -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................... $ 2,233,877
                                                                    -----------

--------------------------------------------------------------------------------

Statement of Changes in Net Assets

For Years Ended June 30,

                                                          2001         2000
                                                       -----------  -----------
OPERATIONS:
Net investment income................................  $ 3,994,351  $ 3,764,804
Net realized loss on investments.....................   (2,913,272)  (1,071,369)
Net unrealized appreciation (depreciation) on invest-
 ments...............................................    1,152,798   (4,654,716)
                                                       -----------  -----------
  Increase (decrease) in net assets resulting from
   operations........................................    2,233,877   (1,961,281)
                                                       -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..............................   (4,010,505)  (4,289,263)
                                                       -----------  -----------
Capital Stock Transactions:
  Proceeds from capital stock issued for distribu-
   tions reinvested..................................      175,683          --
                                                       -----------  -----------
TOTAL DECREASE IN NET ASSETS.........................   (1,600,945)  (6,250,544)
                                                       -----------  -----------
NET ASSETS:
Beginning of year....................................   50,590,925   56,841,469
                                                       -----------  -----------
End of year (including undistributed net investment
 income of
 $488,277 and $542,321, respectively)................  $48,989,980  $50,590,925
                                                       -----------  -----------

See accompanying notes to financial statements.

--
12

--------------------------------------------------------------------------------
Financial Highlights

Per share data is for a share of common stock outstanding throughout the period. Total return includes reinvestment of dividends.

                                          Year Ended June 30,
                                ---------------------------------------------
Per Share Data                   2001      2000      1999     1998     1997
                                ---------------------------------------------
Net asset value at beginning
 of period....................  $  8.96   $ 10.07   $ 10.75  $ 10.17  $  9.62
                                ---------------------------------------------
Income (loss) from invest-
 ment operations:
 Net investment income........     0.70      0.67      0.78     0.75     0.73
 Net realized and unrealized
  gain (loss) on
  securities..................    (0.31)    (1.02)    (0.70)    0.59     0.62
                                ---------------------------------------------
  Total income (loss) from in-
   vestment
   operations.................     0.39     (0.35)     0.08     1.34     1.35
                                ---------------------------------------------
Distributions from net invest-
 ment income..................    (0.70)    (0.76)    (0.76)   (0.76)   (0.80)
                                ---------------------------------------------
Net asset value, end of
 period.......................  $  8.65   $  8.96   $ 10.07  $ 10.75  $ 10.17
                                ---------------------------------------------
Market value, end of period...  $  8.50   $  8.25   $  9.63  $  9.63  $  9.13
                                ---------------------------------------------


Total return*:
Based on market value.........   11.77%    (6.81%)    7.85%   14.01%   10.48%
Based on net asset value......    4.41%    (3.70%)     .64%   13.57%   15.19%


Ratios and supplemental data:
Ratio of expenses to average
 net assets...................    1.82%**   2.51%**   1.12%    1.12%    1.19%
Ratio of net investment income
 to average net assets........    8.03%     7.08%     7.46%    7.11%    7.43%
Portfolio turnover rate.......      83%       53%       58%      73%      26%
Number of shares outstanding
 at end of period (000's).....    5,664     5,644     5,644    5,644    5,644
Net assets, end of period
 (000's)......................  $48,990   $50,591   $56,841  $60,670  $57,417

* Total returns reflect the change in net asset value or market value at the end of each period, assuming that dividends and capital gains distributions, if any, were reinvested in accordance with the Automatic Dividend Investment Plan available to shareholders. Total returns based on net asset value may not be representative of a shareholder's actual total return due to the difference between the net asset value and the current market value of a share as traded on the New York Stock Exchange.

** For the years ended June 30, 2001 and 2000, the ratio of expenses to average net assets excluding the costs attributable to a proxy contest and related matters was 1.26% and 1.55%, respectively.

                                                                              --

--------------------------------------------------------------------------------
Notes to Financial Statements

Note 1 - Significant Accounting Policies
USLIFE Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed end diversified management investment company. The Fund's investment objective is to provide a high level of current income through a diversified portfolio composed predominantly of marketable fixed-income securities.

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.Investment Valuation
 Listed securities are valued at the last reported sale price on the principal exchange on which the security is traded. In the absence of any sales that day, securities are valued at the last reported bid price, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Securities may also be priced by an independent pricing service. Short-term debt securities for which market quotations are readily available are valued at the last reported bid price. However, short-term securities with a remaining maturity of 60 days or less are valued by the amortized cost method which approximates fair market value. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by, or under authority delegated by, the Fund's Board of Directors.

B.Repurchase Agreements
 The Fund may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a fund would acquire a debt security for a relatively short period (usually for one day and not more than one week) subject to an obligation of the seller to repurchase and of the Fund to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Fund's holding period. Under each repurchase agreement, the Fund receives, as collateral, securities whose market value is at least equal to the repurchase price.

C. Federal Income Taxes
 The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to distribute all of its taxable net investment income and taxable net realized capital gains, in excess of any available capital loss carryovers. Therefore, no Federal income tax provision is required. At June 30, 2001, the Fund had a net capital loss carry forward of approximately $2.0 million expiring through June 30, 2009. During the current fiscal year the fund had approximately $1 million of capital loss carry forwards expire.

D. Investment Transactions and Related Investment Income
 Investment transactions are accounted for on the trade date. Realized gains and losses are determined on the basis of identified cost. Dividend income, if any, is recorded on the ex-dividend date. Coupon interest income on investments is accrued daily. Market premiums on securities are not being amortized and discounts are not being accrued, except for original issue discounts which are being accrued for tax purposes.

 In November 2000, a revised AICPA Audit and Accounting Guide, Audit of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed income securities. Upon initial adoption, the Funds will be required to adjust the cost of their fixed-income securities by the

--
14

--------------------------------------------------------------------------------
Notes to Financial Statements - continued

 cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

E. Distribution to Shareholders
 Distributions to shareholders are recorded on the ex-dividend date.

 Dividends from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are normally declared and paid annually.

 Investment income and capital gains and losses are recognized in accordance with GAAP. Distributions from net investment income and realized capital gains are based on earnings as determined in accordance with Federal tax regulations which may differ from book basis earnings. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales, interest on defaulted bonds, interest on directors deferred compensation and post-October capital losses.

 At the end of the year, offsetting adjustments to undistributed net investment income, additional paid in capital and accumulated net realized gains (losses) are made to eliminate permanent book/tax differences arising in the current year.

Note 2 - Advisory Fees and Other Transactions with Affiliates
On September 24, 1997, the shareholders of the Fund approved an investment advisory agreement with The Variable Annuity Life Insurance Company ("VALIC" or the "Advisor"). VALIC is an indirect wholly-owned subsidiary of American General Corporation, Houston, Texas. Certain officers and directors of the Fund are officers and directors of VALIC or affiliates of VALIC. The Advisor receives a monthly fee equal to the sum of: a) 0.04167% of the Fund's adjusted net assets (month end net assets, less net investment income for the month) and
b) 2.50% of the Fund's net investment income, minus interest on borrowed funds during the month. For the year ended June 30, 2001, the Fund paid VALIC $349,267 for providing advisory services.

In accordance with the investment advisory agreement, the Fund reimburses the Advisor for services performed on behalf of the Fund by the Secretary and the Treasurer and personnel operating under their direction. For the year ended June 30, 2001, the Fund paid VALIC $50,000 for providing these services.

At June 30, 2001, the Fund had a deferred compensation liability to a former Director of the Fund which totaled $184,282, including accrued interest payable by the Fund.

Note 3 - Investment Activity
At June 30, 2001, the identified cost of investments for Federal income tax purposes was $53,393,644 resulting in gross unrealized appreciation of $1,208,331, gross unrealized depreciation of $6,412,424, and net unrealized depreciation of $5,204,093.

For the year ended June 30, 2001, purchases and sales of investments, other than short-term investments, aggregated $41,042,496 and $39,887,956, respectively.

Note 4 - Subsequent Event
On July 17, 2001, the Board of Directors declared a quarterly dividend of $0.17 per share. The dividend will be payable on September 4, 2001 to shareholders of record on August 17, 2001.

                                                                              --

--------------------------------------------------------------------------------
Notes to Financial Statements - continued

Note 5 - Quarterly Results of Operations
For the years ended June 30, (000's omitted except for per share data):

                                     2001                            2000
                         -----------------------------  ---------------------------------
                              Three Months Ended              Three Months Ended
                         -----------------------------  ---------------------------------
                         Sept.   Dec.     Mar.   Jun.    Sept.    Dec.     Mar.    Jun.
                         ------ -------  ------ ------  -------  -------  ------  -------
Investment income....... $1,265 $ 1,339  $1,146 $1,151  $ 1,277  $ 1,223  $1,343  $ 1,256
Net investment income...  1,027   1,059     928    980    1,115      575   1,171      904
Net realized and
 unrealized gain (loss)
 on securities..........    312  (3,147)  1,689   (614)  (1,760)  (1,523)   (714)  (1,729)
Per share of common
 stock:
  Net investment in-
   come.................   0.18    0.19    0.16   0.17     0.20     0.10    0.21     0.16
  Net realized and
   unrealized gain
   (loss) on
   securities...........   0.06   (0.56)   0.30  (0.11)   (0.31)   (0.27)  (0.13)   (0.31)
Net asset value at end
 of quarter............. $ 9.02 $  8.47  $ 8.75 $ 8.65  $  9.77  $  9.41  $ 9.30  $  8.96

--
16

--------------------------------------------------------------------------------

USLIFE INCOME FUND, INC.
Supplementary Information


On July 17, 2001, the Board of Directors took action related to the proposed acquisition of American General by AIG (American International Group, Inc.). It is currently anticipated that this transaction will close by the end of 2001, subject to receipt of necessary approvals. American General is the parent corporation of VALIC (The Variable Annuity Life Insurance Company), which serves as the investment advisor to USLIFE Income Fund, Inc. As a result of the transaction, VALIC will become a wholly-owned subsidiary of AIG. Under the Investment Company Act of 1940, the change of control of an investment advisor results in the assignment of the advisory agreement and its automatic termination.

To ensure the uninterrupted provision of investment advisory services to the Fund, the Board of Directors of USLIFE Income Fund, Inc. approved an interim advisory agreement and a new investment advisory agreement between the Fund and VALIC. The interim advisory agreement will cover the period from the closing date of the American General acquisition through the date of shareholder approval, when the new investment advisory agreement will take effect. The new investment advisory agreement is the same in all material respects as the current investment advisory agreement, including the fees charged. The new investment advisory agreement will be submitted to shareholders for approval at a meeting that is currently scheduled to be held during the fourth quarter of this year.

                                                                              --

--------------------------------------------------------------------------------

AUTOMATIC DIVIDEND INVESTMENT PLAN

Shareholders may elect to enroll in the Fund's Automatic Dividend Investment Plan ("Plan"). All distributions of the Fund's net investment income and net realized short-term and long-term capital gains, if any, will automatically be received or invested in shares of the Fund's common stock at their net asset value or market price plus the cost of brokerage commissions, whichever is lower. Shares will be held by Chase Manhattan Bank, the Plan agent, in an account for each participant in non-certificated form. Participation in the Plan will not relieve participants of any capital gains or income tax payable on dividends or distributions reinvested under the Plan. Participation in the Plan can be terminated at any time up to the next dividend record date by writing to Mellon Investor Services, L.L.C., the Shareholder Servicing Agent for the Fund. Upon termination, stock certificates for full shares will be issued to the participant or, at the participant's direction, sold at the current market price. Any fractional shares at the time of termination will be converted to cash at the current market price. A check for the proceeds, less brokerage commissions and any other costs of sale, will be sent to the participant. For additional information on the Plan, please write:

Mellon Investor Services, L.L.C.
85 Challenger Road, Overpeck Center
Ridgefield Park, NJ 07660
or call 1-800-526-0801.

--
18

--------------------------------------------------------------------------------

BOARD OF DIRECTORS

Kent E. Barrett
Judith L. Craven
Timothy J. Ebner
Gustavo E. Gonzales, Jr.
Norman Hackerman
Alice T. Kane
John W. Lancaster
Ben H. Love
John E. Maupin, Jr.
F. Robert Paulsen

OFFICERS

Alice T. Kane, Chairman and President
Kent E. Barrett, Executive Vice President
Steven Guterman, Vice President and Senior Investment Officer
Albert Gutierrez, Vice President and Senior Investment Officer
Charles H. Clines, Vice President and Tax Officer
Nori L. Gabert, Vice President and Secretary
Gregory R. Kingston, Treasurer
Todd L. Spillane, Chief Compliance Officer
Katherine Stoner, Assistant Secretary
Kathryn A. Pearce, Assistant Treasurer
Donald H. Guire, Assistant Treasurer

INVESTMENT ADVISOR

The Variable Annuity Life Insurance Company (VALIC)
2929 Allen Parkway
Houston, TX 77019

SHAREHOLDER SERVICE AGENT

Mellon Investor Services, L.L.C.
85 Challenger Road
Overpeck Center
Ridgefield Park, NJ 07660

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT AUDITORS

Ernst & Young LLP
1221 McKinney Street
Houston, TX 77010

                                                                              --

[American General Logo]

   The Variable Annuity Life Insurance Company (VALIC)
   2929 Allen Parkway . Houston, TX 77019

   VA 10643 VER 6/30/2001

  USLIFE Income
  Fund, Inc.

  Annual
  Report




  June 30, 2001